Intangible Assets, Net (Detail) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY
Intangible Assets by Major Class [Line Items]
Amortized intangible assets Favorable lease contracts Cost		3,692	3,692
Less: Accumulated amortization		(3,692)	(3,473)
Finite-Lived Intangible Assets, Net, Total			219
Unamortized intangible assets Operating rights (Note 8)		2,868	2,868
Total intangible assets	$ 460	2,868	3,087